BORROWINGS	12 Months Ended
Dec. 31, 2011
BorrowingsAbstract
BORROWINGS

NOTE 9 – BORROWINGS

Borrowings at December 31, 2011 consisted of $1.8 million of unsecured overnight funds purchased from a correspondent bank.  As of December 31, 2011, a blanket lien on the Company's portfolio of one-to-four family mortgages, which was approximately $28.6 million, was used to secure potential future FHLB advances.  Borrowings at December 31, 2010 consisted of a Federal Home Loan Bank of Chicago (FHLB) advance in the amount of $2.0 million.  The advance at December 31, 2010 matured on January 28, 2011.  The advance was secured by a blanket lien on the Company's portfolio of one-to-four family mortgages which was approximately $23.6 million at December 31, 2010.  The interest rate for the advance was fixed at 3.21% for the 2011 maturity.